Exhibit 10.15

      Senior Secured Grid Note dated as of January 1, 2005 between Ardent
                 Pharmaceuticals, Inc. and Bioaccelerate, Inc.

THE NOTE REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS NOTE MAY NOT BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (B) PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT AND SUCH STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

                          ARDENT PHARMACEUTICALS, INC.

                            Senior Secured Grid Note

Up to $2,000,000                                               January 1st, 2005

      FOR VALUE RECEIVED, Ardent Pharmaceuticals, Inc., a North Carolina corporation (the "Company"), with its principal executive office at 631 United Drive, Suite 200 Durham, NC 27713, promises to pay to the order of Bioaccelerate Inc, a Delaware Corporation with offices at 712 Fifth Avenue, New York, NY, 10019 (together with any permitted registered assigns, the "Payee") the principal sum of $2,000,000 or, if less, the aggregate unpaid principal amount of all Tranches made to the Company by Payee (the "Principal Amount") pursuant to the letter agreement, dated as of even date herewith, between the Company and the Payee (the "Letter Agreement"), on the Maturity Date. Capitalized terms used, and not defined, herein shall have the meanings ascribed thereto in the Letter Agreement.

      The Initial Tranche of will be immediately available to the Company, subject to the satisfaction of all required conditions under the Letter Agreement. Additional Tranches will be made available to the Company as per the agreed budget thereafter from drawdown of initial tranche (each a "Funding Date"). Each Additional Tranche will be funded within two (2) business days following receipt by the Payee on a Funding Date of a Request Letter and a certification (in form and substance satisfactory to Bioaccelerate) signed by an authorized officer of the Company that all conditions to funding set forth herein have been satisfied and that the Company is not in breach of any representation, warranty or covenant provided in this Note, the Letter Agreement, the Security Documents, the Security Agreement, any Warrant issued by the Company to the Payee, the Engagement Letter or any agreement between the Company and either the Payee or Bioaccelerate Limited related to the subject matter contained in such agreements or documents.


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

      The Company hereby authorizes the Payee to endorse on the Schedule of Tranches annexed to this Note all Tranches made to the Company and all payments of principal amounts in respect of such Traches, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Tranches; provided, however, that the failure to make such notation with respect to any Tranche or payment shall not limit or otherwise affect the obligations of the Company under the Letter Agreement or this Note.

      The Maturity Date shall mean the earliest of (i) the date on which any Placement occurs, (ii) the date on which an Event of Default (as defined herein) occurs, (iii) the date on which a Change in Control occurs. "Change in Control" shall mean (a) a merger, consolidation or any other combination of the Company or its parent, Enhance Biotech Inc, (other than a merger, consolidation or combination of a wholly-owned subsidiary of the Company or or its parent, Enhance Biotech Inc any other person or entity with respect to which the Payee has given its approval in writing) with any entity or person, (b) the sale of all or substantially all of the assets of the Company, or its parent, Enhance Biotech Inc, or (c) the purchase by a single entity or group, as defined in
Section 13(d) of the Securities Exchange Act of 1934, as amended, of more than 25% of the voting stock of the Company, or its parent, Enhance Biotech Inc in a single transaction or a series of related transactions. A "Placement" shall mean the closing of either debt or equity financing in which the Company or its parent, Enhance Biotech Inc, receives at least Ten Million Dollars ($10,000,000) in gross proceeds (excluding any amounts converted hereunder) in any transaction or series of related transactions after the date hereof. Should a Placement occur then on closing of the Placement the outstanding principal amount plus any accrued interest due under this Note shall automatically convert into the Placement as provided below and the Security Interests granted to Payee pursuant to the Security Agreement shall be released. The Principal Amount, accrued interest and any other amounts due under this senior secured grid note (this "Note") are payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest on this Note shall accrue on the Principal Amount outstanding from time to time at a rate per annum computed in accordance with
Section 4 hereof. This Note is made with full recourse to the Company and upon all the warranties, representations, covenants and agreements contained herein.

      The Company (i) waives presentment, demand, protest or notice of any kind in connection with this Note and (ii) agrees, in the event of an Event of Default (as defined below), to pay to the holder of this Note, on demand, all reasonable out-of-pocket costs and expenses (including legal fees) incurred in connection with the enforcement and collection of this Note.

      1. Prepayments; Mandatory Prepayments. The Company may prepay at any time all or any portion of the principal sum hereunder without penalty or premium; provided, however, that (i) any prepayment (whether voluntary or involuntary) shall be applied first to any accrued and unpaid interest hereunder up to the date of such prepayment, then to any other sums which may be payable to Payee hereunder, and then to the principal balance outstanding hereunder, and (ii) the acceptance of any such prepayment following the occurrence and during the continuance of any Event of Default hereunder shall not constitute a waiver, release or accord and satisfaction thereof or of any rights with respect thereto by Payee. Notwithstanding anything to the contrary provided herein or elsewhere, in the event that prior to the Maturity Date, a Placement has occurred, then the Company, upon the closing of such transaction or transactions, as the case may be, will immediately repay in full the Principal Amount and all accrued and unpaid interest thereon. The Company shall provide in any applicable financing document that the Company uses in connection with any Placement that the required amount of funds raised will be used to repay the Principal Amount and all accrued and unpaid interest thereon and the Company shall provide to the Payee no later than five (5) Business Days prior to the date of funding of any such financing the date such financing is expected to close, the amount of financing to be received and the place and time of such closing. The Company shall provide to the Payee all other such applicable information the Payee shall subsequently reasonably request. The Company shall provide to the Payee at the closing of such financing in immediately available funds such funds as is necessary to repay the entire Principal Amount and all accrued and unpaid interest thereon.

      2. Day of Payment. Whenever any payment to be made hereunder shall become due and payable on a day which is not a Business Day (as defined below), such payment may be made on the next succeeding Business Day without being deemed past due and, in the case of any payment of principal, such extension of time shall in such case be included in computing interest on such payment. As used herein, "Business Day" shall mean any day which is not a Saturday or Sunday and on which banks in the State of New York are not authorized or required to close. Interest on past due principal and accrued interest thereon shall be calculated as follows: the amount of principal and interest past due multiplied by the Penalty Interest Rate (as defined herein) and multiplied by a fraction, the numerator of which is the number of days such principal and interest is past due and the denominator of which is 360.


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

      3. Use of Proceeds. The Company shall use the proceeds of each Tranche solely for the purposes as agreed with Bioaccelerate Inc.

      4. Computation of Interest.

            A. Base Interest Rate. Subject to subsections 4B and 4C below, the outstanding Principal Amount shall bear interest per annum at the Applicable Federal Rate (the "Base Interest Rate"), as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), payable on the Maturity Date.

            B. Penalty Interest. In the event the Note is not repaid on the Maturity Date, the rate of interest applicable to the unpaid Principal Amount and accrued interest thereon shall be adjusted to ten percent (10%) per annum (the "Penalty Interest Rate") from the date of default until repayment; provided, that in no event shall the interest rate exceed the Maximum Rate provided in Section 4C below.

            C. Maximum Rate. In the event that it is determined that New York law is not applicable to the indebtedness evidenced by this Note or that under New York law ("Applicable Usury Laws") the interest, charges and fees payable by the Company in connection herewith or in connection with any other document or instrument executed and delivered in connection herewith cause the effective interest rate applicable to the indebtedness evidenced by this Note to exceed the maximum rate allowed by law (the "Maximum Rate"), then such interest shall be recalculated for the period in question and any excess over the Maximum Rate paid with respect to such period shall be credited, without further agreement or notice, to the Principal Amount outstanding hereunder to reduce said balance by such amount with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Payee had agreed to accept such extra payment(s) as a premium-free prepayment. All such deemed prepayments shall be applied to the principal balance payable at maturity.

      5. Collateral. This Note is secured by a Security Agreement dated the date hereof (as amended, modified or supplemented from time to time, the "Security Agreement") of the Company in favor of the Payee covering all assets and future assets of the Company therein described (collectively, the "Collateral"), and is entitled to the benefits thereof. The Security Agreement, the Uniform Commercial Code financing statements in connection with the Security Agreement, and any and all other documents executed and delivered by the Company to the Payee under which the Payee is granted liens on assets of the Company are collectively referred to as the "Security Documents."

      6. Covenants of Company.

            A. Affirmative Covenants. The Company covenants and agrees with respect to the Company and each of its Subsidiaries (which, for purposes of this Note means any entity (i) in which the Company, directly or indirectly, owns 51% of the capital stock or holds an equity or similar interest and (ii) which conducts substantive business activities or holds material assets) that on and after the date hereof, so long as this Note shall remain in effect, or the Principal Amount of, or interest thereon, or any fee, expense or amount payable hereunder or with respect to this Note shall be unpaid, it will perform the obligations set forth in this Section 6A:

                  (i) Conduct of Business. The Company will, and cause each of its Subsidiaries to, use its best efforts to conduct its business in a manner consistent with past practices, do or to be done all things necessary to preserve relationship with its material vendors, customers, distributors, sales representatives and others having material business relationships with the Company or any of its Subsidiaries, and inform and consult with the Payee on any key decisions involving any capital expenditure in excess of $25,000;


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

                  (ii) Taxes and Levies. The Company will, and cause each of its Subsidiaries to, promptly pay and discharge all taxes, assessments, and governmental charges or levies imposed upon the Company or any of its Subsidiaries, or upon any of their income and profits, or upon any of their property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that neither the Company nor any of its Subsidiaries shall be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company and each of its Subsidiaries shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax, assessment, charge, levy or claim so contested; provided, further, that this Section 6A(ii) shall not apply to those claims for labor, materials and supplies which the Payee consents in writing shall be excluded herewith, notwithstanding that such claims, if unpaid, might become a lien or charge upon such properties or any part thereof.

                  (iii) Maintenance of Existence. The Company will, and cause each of its Subsidiaries to, do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights (character and statutory) and franchises, except where the failure to comply would not have a Material Adverse Effect (as defined herein) on the Company or any of its Subsidiaries;

                  (iv) Maintenance of Property. The Company will, and cause each of its Subsidiaries to, at all times maintain, preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business and protect and maintain its licenses and its patents, copyrights, trademarks and trade secrets and all registrations and application for registration thereof except where the failure to take such action would not reasonably be expected to have a Material Adverse Effect;

                  (v) Compliance  with Laws. The Company will, and cause each of its Subsidiaries to, use its best efforts to comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any governmental agency, in respect of the conduct of its business and the ownership of its properties (including without limitation applicable statutes, regulations and orders relating to equal employment opportunities or environmental standards or controls), except such as are being contested in good faith by appropriate proceedings, except where failure to comply would not have a Material Adverse Effect;

                  (vi) Insurance. The Company will, and cause each of its Subsidiaries to, keep adequately insured all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

                  (vii) Books and Records. The Company will, and cause each of its Subsidiaries to, at all times keep true and correct books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP. Such books and records shall be open at reasonable times and upon reasonable notice to the inspection of the Payee or its agents, subject to customary confidentiality restrictions but in no event more than once in each month absent a good-faith showing of need for such restrictions;

                  (viii) Notice of Certain Events. The Company will, and cause each of its Subsidiaries to, give prompt written notice (with a description in reasonable detail) to the Payee of:

                        (a) the occurrence of any Event of Default or any event which, with the giving of notice or the lapse of time, would constitute an Event of Default; and

                        (b)  the   delivery   of  any   notice   effecting   the
acceleration of any indebtedness which singly or together with any other accelerated indebtedness exceeds $25,000;

                        (c) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of or invalidating, or having the effect of invalidating, any material provision of this Agreement, of the initiation of any litigation or similar proceedings seeking any such injunction, order, decision, or other restraint;


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

                        (d) the filing or commencement of any action, suit or proceeding against the Company or any of its Subsidiaries, whether at law or in equity or by or before any court of any Federal, state, municipal or other governmental agency or authority, which is brought by or on behalf of any governmental agency or authority, or in which injunctive or other equitable relief is sought and such relief, if obtained, would materially impair the right or ability of the Company to perform it obligations under this Note;

                        (e) the commencement of any claim, litigation, proceeding or tax audit not covered by insurance when the amount claimed is in any individual claim, litigation, proceeding or tax audit in excess of $25,000 or, in the aggregate, $50,000; and

                        (f) of any material development materially and adversely affecting the business, properties, liabilities, obligations, financial condition, prospects, operations or results of operations of the Company and its Subsidiaries, taken as a whole;

                  (ix) Financial Statements and Information. The Company shall furnish or cause to be furnished to the Payee:

                        (a) within 90 days after the end of each fiscal year (or such time as permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended; provided however, that in no event shall the Company be permitted more than one extension pursuant to either Section 6A(ix)(a) or (b)), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries, together with the related statements of income, changes in stockholder's equity, changes in cash flows as of the end of and for such fiscal year, all reported on by the accountants to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                        (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year (or such time as permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended; provided, however, that in no event shall the Company be permitted more than one extension pursuant to either Section 6A(ix)(a) or (b); provided, further, however, that the extension with respect to the restatement of the quarterly report for the period ending April 30, 2004 shall not be deemed to count as an extension pursuant to
(i) above), a copy of the consolidated balance sheet of the Company and each of its Subsidiaries together with the related statements of income and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, all certified by one of its financial officers as presenting fairly in all material respects the financial conditions and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

                        (c) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Company or any of its Subsidiary with the SEC or with any national securities exchange, or distributed by the Company or any of its Subsidiaries to its shareholders, as the case may be; and

                        (d) promptly following any request therefor, such other information regarding the business, financial condition or operations of the Company or compliance with the terms of this Note, as the Payee may reasonably request, subject to customary confidentiality agreements and without causing undue expense to the Company or undue distraction of its employees or management.

            B. Negative Covenants. The Company covenants and agrees with respect to the Company and each of its Subsidiaries that, so long as this Note shall remain in effect, or the Principal Amount of, or interest thereon, or any fee, expense or amount payable hereunder or with respect to this Note shall be unpaid, it will perform the obligations set forth in this Section 6B:


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                  (i) Business in the Ordinary  Course.  The Company  will,  and
will  cause  each  of  its   Subsidiaries  to,  (i)  refrain  from  engaging  in
transactions other than in the ordinary course of business consistent with past practice; (ii) operate its respective businesses in accordance and in compliance with all applicable laws, ordinances, rules or regulations or orders, including, without limitation environmental laws, and all permits, authorizations, consents and approvals; (iii) maintain all permits and licenses in effect and, if necessary, make all appropriate filings for the renewal of any permits or licenses; (iv) refrain from entering into any transaction involving capital expenditures or commitments therefor (including any borrowings in connection with such transaction) of more than $25,000, individually, or $50,000 in the aggregate, or the disposal of any properties or assets (other than inventory in the ordinary course) with a value of more than $25,000, individually, or $50,000, in the aggregate, except in the case of foregoing clauses (ii) and
(iii) where the failure to take such action would not reasonably be expected to have a Material Adverse Effect, and except, in the case of all of the foregoing clauses, with respect to any financing transaction, or as otherwise contemplated by the agreements entered into in connection with this Note;

                  (ii) Merger, Liquidation, Dissolution. The Company will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity (other than a merger or consolidation of a wholly-owned subsidiary of the Company.), except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with the Company (so long as the Company is the surviving corporation and no Event of Default shall occur as a result thereof); provided, however, that the Company may permit its Subsidiaries to liquidate or dissolve only on the condition that all of the assets of such Subsidiaries are immediately transferred to the Company and only if such liquidation or dissolution, as the case may be, would not result in a Material Adverse Effect;

                  (iii) Sales of Assets. The Company will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of its properties or assets to any person or entity, provided that this clause (iii) shall not restrict any disposition made in the ordinary course of business and consisting of capital goods which are obsolete or have no remaining useful life;

                  (iv) Redemptions. The Company will not redeem or repurchase any outstanding equity and/or debt securities of the Company or its Subsidiaries (or securities convertible into or exchangeable for equity securities of such entity);

                  (v) Indebtedness. Other than indebtedness for borrowed money of the Company or any of its Subsidiaries existing on the date of this Note and identified on the schedule delivered to the Payee on the date hereof, neither the Company nor any of its Subsidiaries will hereafter create, incur, assume or suffer to exist, contingently or otherwise, any indebtedness for borrowed money, except in the ordinary course of business (consistent with past practice) but not to exceed $50,000 at any time outstanding;

                  (vi) Negative Pledge. Other than Liens existing on the date of this Note and expressly identified in the schedule delivered to the Payee on the date hereof, the Company will not, and will not permit any of its Subsidiaries to, hereafter create, incur, assume or suffer to exist any mortgage, pledge, hypothecation, assignment, security interest, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any financing lease) (each, a "Lien") upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                        (a) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                        (b) Liens of carriers, warehousemen, mechanics, materialman and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                        (c) Liens (other than Liens arising under the Employee Retirement Income Security Act of 1974, as amended, or Section 412(n) of the Internal Revenue Code of 1986, as amended) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; and


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

                        (d) Judgment Liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed in an amount not to exceed $25,000 singly or in the aggregate (the liens described in (a)-(d) being referred to herein as "Permitted Liens");

                  (vii) Investments. The Company will not, and will not permit any of its Subsidiaries to, purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities or make or permit to exist any investment or capital contribution or acquire any interest whatsoever in any other person or entity or permit to exist any loans or advances for such purposes except for (i) investments in direct obligations of the United States of America or any agency thereof, (ii) obligations guaranteed by the United States of America, (iii) certificates of deposit or other obligations of any bank or trust company organized under the laws of the United States or any state thereof and having capital and surplus of at least $500,000, (iv) existing investments in Subsidiaries, or (v) an investment in any subsidiary created for the purpose of making that investment;

                  (viii) Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to, enter into any transaction, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, the purchase or sale of any security, the borrowing or lending of any money, or the rendering of any service, with any person or entity affiliated with the Company or any of its Subsidiaries (including officers, directors and shareholders owning five (5%) percent or more of the Company's outstanding capital stock), except (i) in the ordinary course of and pursuant to the reasonable requirements of its business and upon fair and reasonable terms not less favorable than would be obtained in a comparable arms-length transaction with any other person or entity not affiliated with the Company and, where the transaction is valued at in excess of $5,000 with the prior written consent of the Payee, which shall not be unreasonably withheld,
(ii) transactions pursuant to existing agreements as set forth on the schedule delivered to the Payee on the date hereof and (iii) transactions contemplated by the agreements entered into in connection with this Note;

                  (ix) Fundamental Changes. The Company will not, and will not permit any of its Subsidiaries to, consolidate or merge with any other person or entity, or to permit any other person or entity to merge into or consolidate with it or any of its Subsidiaries (other than a merger, consolidation or any other combination of a wholly-owned subsidiary of the Company);

                  (x) Acquisitions. The Company will not, and will not permit any of it Subsidiaries to, at any time, acquire all or substantially all of the assets or any of the capital stock of any person or entity;

                  (xi) Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare, play or make any dividend or other distribution, direct or indirect, on account of any shares of capital stock in such person or entity now or hereafter outstanding (other than a dividend payable solely in shares of such capital stock to the holders of such shares) or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition, direct or indirect, of any shares of any class of its capital stock now or hereafter outstanding (collectively, "Restricted Payments"), except:

                        (a) any wholly-owned subsidiary of the Company may make Restricted Payments to the Company; and

                        (b) Restricted Payments made by any Subsidiary of the Company to the Company in amounts sufficient to enable the Company, as the consolidated taxpayer for itself and its Subsidiaries, if applicable, to pay taxes when due;

                  (xii) Lines of Business. Except as contemplated by the agreements entered into in connection with this Note, the Company will not, and will not permit any of its Subsidiaries to, materially change the nature of the business of the Company and its Subsidiaries as conducted on the date hereof or enter into any new business which materially increase the risk profile of the Company and its Subsidiaries, taken as a whole; and

                  (xiii) Amendment of Documents. The Company will not, and will not permit any of its Subsidiaries to, modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate, their organizational documents in any way that could result in a Material Adverse Effect without the written consent of the Payee; provided, however, that with respect to the following (to the extent deemed to result in a Material Adverse Effect), such consent shall not be unreasonably withheld: (i) amendment to the by-laws of the Company or any Subsidiary to preclude actions by written consent or nominations of directors other than through a prescribed nominations process, and (ii) amendment to the Company's or any Subsidiaries' certificate of incorporation to increase its authorized common stock.

                  (xiv) Stock Option Plan; Board of Directors. Notwithstanding anything to the contrary set forth in this Note, the Company will not, and not permit any of its Subsidiaries to, without the written consent of the Lender (a) adopt a stock option plan, or to increase the number of shares of common stock issuable pursuant to an existing stock option plan or (b) amend its by-laws to increase the number of directors serving on its board of directors.

      7. Events of Default.

      t 12 A. The term "Event of Default" shall mean any of the events set forth in this Section 7A:

                  (i) Non-Payment of Obligations. The Company shall default in the payment of the principal or accrued interest of this Note as and when the same shall become due and payable, whether by acceleration or otherwise.

                  (ii) Non-Performance of Affirmative Covenants. The Company shall default in the due observance or performance of any covenant set forth in
(a) clauses (i), (iii), (vi), (viii) and (ix) of Section 6A or (b) clauses (ii),
(iv), (v) and (vii) of Section 6A and such default of clauses (ii), (iv), (v) and (vii) of Section 6A shall continue remedial for ten (10) Business Days.

                  (iii) Non-Performance of Negative Covenants. The Company shall default in the due observance or performance of any covenant set forth in
Section 6B.

                  (iv) Bankruptcy. The Company (or any of its Subsidiaries) shall:

                        (a) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its Subsidiaries, or any of their property, or make a general assignment for the benefit of creditors; or

                        (b) in the absence of such application, consent or acquiesce in the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its Subsidiaries, or for any part of their property; or

                        (c) permit or suffer to exist (i) the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, (ii) any dissolution, winding up or liquidation proceeding, in respect of the Company or any of its Subsidiaries, or
(iii) the appointment of a trustee, receiver, sequestrator or other custodian, without causing the same to be dismissed within forty-five (45) days; and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or any of its Subsidiaries, or shall result in the entry of an order for relief; or

                        (d) take any corporate or other action authorizing, or in furtherance of, any of the foregoing; or

                  (v) Cross-Default. The Company (or any of its Subsidiary) shall default in the payment when due of any amount payable under any other obligation for money borrowed in an amount exceeding Twenty Five Thousand Dollars ($25,000); or

                  (vi) Cross-Acceleration. Any indebtedness for borrowed money of the Company (or any of its Subsidiaries) identified on the schedule delivered to the Payee on the date hereof in an aggregate principal amount exceeding Twenty Five Thousand Dollars ($25,000) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof; or

                  (vii) Orders, Judgments or Decrees. If any order, judgment, or decree shall be entered in any proceeding against the Company (or any Subsidiary) requiring such party to divest itself of a substantial part of its or his assets, or awarding a money judgment or judgments against any such entity aggregating more than $25,000, and if, within thirty (30) days after entry thereof, such order, judgment or decree shall not have been discharged or execution thereof stayed pending appeal; or if, within thirty (30) days after the expiration of any such stay, such judgment, order or decree shall not have been discharged; or

                  (viii) Invalidity of Note or Security Documents. This Note or any other Security Document shall for any reason cease to be, or shall be asserted by the Company not to be, a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, or the security interest or Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by the Company not to be, a valid, first priority perfected security interest in any Collateral (except to the extent otherwise permitted under any of the Security Documents); or

                  (ix) Other Breaches, Defaults. The Company shall default and/or be in breach of any representation, warranty or covenant made by the Company to the Payee provided under this Note, any Security Document, the Warrant, the Letter Agreement, the Engagement Letter or any other agreement between the Company and either the Payee or Bioaccelerate Limited related to the subject matter contained in such agreements or documents.

            B. Rights and Remedies Cumulative. No right or remedy herein conferred upon the Payee is intended to be exclusive of any other right or remedy contained herein or in any instrument or document delivered in connection with or pursuant to this Note or the Security Documents, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

            C. Rights and Remedies Not Waived. No course of dealing between the Company and the Payee or any failure or delay on the part of the Payee in exercising any rights or remedies of the Payee and no single or partial exercise of any rights or remedies hereunder or under the Security Documents shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

      8. Representations of the Company. The Company represents and warrants to the Payee that:

            A. Corporate Organization; Etc. The Company and its Subsidiaries are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction in which they are incorporated, and have the full corporate power and authority to carry on their business as they are now being conducted and to own the properties and assets they now own; are duly qualified or licensed to do business as a foreign corporation in good standing in the jurisdictions in which such qualification is required, except where the failure to so qualify or to be so licensed would not have a Material Adverse Effect on its business, financial condition, results of operations or on its ability to continue to conduct its business as currently conducted. The copies of the articles of incorporation and by-laws (or other relevant organization documents) and any amendments thereto of the Company and each of its Subsidiaries heretofore delivered to the Payee are complete and correct copies of such instruments as currently in effect. As used in this Note, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, prospects or financial condition of the Company and its Subsidiaries, taken as a whole. The term "Material Adverse Effect" does not include any material developments adversely affecting (i) the industry in which the Company is engaged generally or (ii) the national economy, security, stability or peace of the United States or any country, taken as a whole.

            B. Capitalization. The authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is set forth in Schedule 8B. All of such outstanding shares have been and are, or upon issuance will be, validly issued, fully paid and non-assessable. Except as disclosed in the schedule delivered to the Payee on the date hereof,
(i) no shares of the Company's capital stock are subject to preemptive rights under Delaware law or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company (other than as may be issued pursuant to the Letter Agreement); (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption  or  similar  provisions,  and there are no  contracts,  commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of this Note; and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. All prior sales of securities of the Company or any of its Subsidiaries were either registered under the 1933 Act and applicable state securities laws or exempt from such registration, and no security holder has any rescission rights with respect thereto except to the extent any such rights would not reasonably be expected to have a Material Adverse Effect.

            C. Financial Statements. Except as disclosed since December 31, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission (the "SEC") pursuant to the reporting requirements of the Securities Exchange act of 1934, as amended (the "1934 Act") (all of the foregoing filed after December 31, 2003 and prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements of the SEC with respect thereto. Such financial statements have been prepared in accordance with GAAP, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), show all material liabilities, absolute or contingent, of the Company required to be required to be recorded thereon, and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods indicated (subject, in the case of unaudited statements, to normal year-end audit adjustments).

            D. Absence of Changes. Since December 31, 2003, there have been no material adverse changes in the financial condition, business or properties of the Company or of the Company and its Subsidiaries, taken as a whole, other than changes referred to in the SEC Documents, particularly, the 8/K filed on 27th December 2004. Except as described in the SEC Documents or as set forth in the schedule to be delivered to the Payee on the date hereof, since December 31, 2003, (i) the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, which is material to the business of the Company, (ii) there has not been any change in the capital stock of, or any incurrence of long-term debt by, the Company, or any issuance of options, warrants or other rights to purchase the capital stock of the Company, or any adverse change or any development involving, so far as the Company can now reasonably foresee, a prospective adverse change in the condition (financial or otherwise), net worth, results of operations, business, key personnel or properties which would be material to the business or financial condition of the Company, and (iii) the Company has not become a party to, and neither the business nor the property of the Company has become the subject of, any material litigation whether or not in the ordinary course of business.

            E. Title. Except as set forth in or contemplated by the schedule to be delivered to the Payee on the date hereof, the Company has good and marketable title to all material properties and assets owned by it, free and clear of all liens, charges, encumbrances or restrictions, except as not prohibited by Section 6(B)(vi) hereof or such as are not significant or important in relation to the Company's business; all of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee or sublessee are in full force and effect, and the Company is not in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no material claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continued possession of the leased or subleased premises or assets under any such lease or sublease. The Company owns, leases or licenses all such properties as are necessary to its operations as described in the SEC Documents.

            F. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on the schedule delivered to the Payee on the date hereof, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights has expired or terminated, or is expected to expire or terminate within two years from the date of this Note, except where such expiration or termination would not have either individually or in the aggregate a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on such schedule, no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. Except as set forth on such schedule, the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties except where the failure to do so would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect.

            G. Litigation. Except as set forth in or contemplated by the schedule delivered to the Payee on the date hereof, there is no material action, suit, investigation, customer complaint, claim or proceeding at law or in equity by or before any court, arbitrator, governmental instrumentality or authority or other agency now pending or, to the knowledge of the Company, threatened against the Company, the adverse outcome of which would be reasonably likely to have a Material Adverse Effect. The Company is not subject to any judgment, order, writ, injunction or decree of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign which have a Material Adverse Effect.

            H. Taxes. Except as set forth in or contemplated by the schedule delivered to the Payee on the date hereof, the Company has filed all Federal, state, local and foreign tax returns which are required to be filed by it or otherwise met its disclosure obligations to the relevant agencies and all such returns are true and correct in all material respects. The Company has paid or adequately provided for all tax liabilities of the Company as reflected on such returns or determined to be due on such returns or pursuant to any assessments received by it or which it is obligated to withhold from amounts owing to any employee, creditor or third party. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has properly accrued all taxes required to be accrued by GAAP consistently applied. The tax returns of the Company have never been audited by any state or Federal authorities. The Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency.

            I. Compliance With Laws; Licenses; Etc. The business of the Company and its Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity except for such violations the sanctions for which either individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, and the Company has not received notice of any violation of or noncompliance with any Federal, state, local or foreign, laws, ordinances, regulations and orders applicable to its business which has not been cured, the violation of, or noncompliance with which, would be reasonably likely to have a Material Adverse Effect. The Company has all material licenses and permits and other governmental certificates, authorizations and permits and approvals (collectively, "Licenses") required by every Federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be licensed or possess a permit would not reasonably be expected to have a Material Adverse Effect. The Licenses are in full force and effect and to the Company's knowledge no violations currently exist in respect of any License and no proceeding is pending or threatened to revoke or limit any thereof.

            J. Existing Indebtedness. The schedule delivered to the Payee on the date hereof is a complete and correct list of all indebtedness for borrowed money of the Company and its Subsidiaries in an unpaid principal amount exceeding $10,000, showing as to each item of such indebtedness the obligor, the aggregate principal amount outstanding and a brief description of any security therefor (after giving effect to the application of the proceeds of the sale of this Note). The Company is not in default in any material respect in the performance or observance of any of the terms, covenants or conditions contained in any instrument evidencing any such indebtedness and no event has occurred and is continuing which, with notice or the lapse of time or both, would become such a default.

            K. Security Interest. Assuming that the Security Documents are in proper form and are perfected in accordance with applicable laws and regulations on the date thereof, the Security Documents create and grant to the Payee a legal, valid and perfected first priority security interest in the Collateral. The Collateral is not subject to any other Lien or security interest whatsoever except Permitted Liens.

            L. Subsidiaries. As of the date hereof, (i) the Company has only the Subsidiaries set forth on, and the authorized, issued and outstanding capital stock of each Subsidiary is as set forth on, the schedule delivered to the Payee on the date hereof and (ii) the ownership interests in each Subsidiary of the Company are duly authorized, validly issued, fully paid and nonassessable and are owned beneficially and of record by the persons set forth on such schedule, free and clear of all Liens. As of the date hereof, the Subsidiaries of the Company have not issued any securities convertible into, or options or warrants for, any common or preferred equity securities thereof, except as set forth on such schedule. Except as set forth on such schedule, there are no agreements, voting trusts or understandings binding on the Company or any of its Subsidiaries restricting the transfer of the voting securities of any of the Company's Subsidiaries or affecting in any manner the sale, pledge, assignment or other dispositions thereof, including any right of first refusal, option, redemption, call or other right with respect thereto, whether similar or dissimilar to any of the foregoing.

            M. Investment Companies and Other Regulated Entities. Neither the Company nor any of its Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended, or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935 or the Federal Power Act, as amended.

            N. Absence of Certain Restrictions. No indenture, certificate of designation for preferred stock, agreement or instrument to which the Company or any of its Subsidiary is a party (other than this Note or any Note issued pursuant to the Letter Agreement), prohibits or limits in any way, directly or indirectly the ability of any such Subsidiary to make Restricted Payments or repay any indebtedness to the Company or to another Subsidiary of the Company.

            O. ERISA. Each Pension Plan is in compliance with the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect ("ERISA") and the Code, where applicable, in all material respects and no ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other ERISA Events for which liability is reasonably expected to occur, is reasonably expected to result in a Material Adverse Effect. As used in this

Note, "Pension Plan" means, at any date of determination, any employee pension benefit plan, the funding of which (under Section 302 of ERISA or Section 412 of the Code) are, or at any time within the six years immediately preceding such date, were in whole or in part, the responsibility of the Company or any of its Subsidiaries, or any person or entity which is a member of any group of organizations  within  the  meaning  of  Section  414(b) or (c) of the Code (or, solely for the purposes of potential liability under Section 302(c)(11) of ERISA, and Section 412(n) of the Code, Sections 414(m) or (o) of the Code) which the Company or any of its Subsidiaries is a member (each, an "ERISA Affiliate"). As used in this Note, "ERISA Event" means (i) a "reportable event", as defined in Section 4043 of ERISA with respect to a Pension Plan (other than an event for which the 30-day notice period is waived), (ii) the existence with respect to any Pension Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (iv) the incurrence by the Company or its Subsidiaries or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan; (v) the receipt by the Company or any of its Subsidiaries or any ERISA Affiliate from the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any governmental authority succeeding to the functions thereof) or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan;
(vi) the incurrence by the Company or any of its Subsidiaries or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan or Multiemployer Plan (as defined in Section 4003(a)(3) of ERISA); or (vii) the receipt by the Company or any of its Subsidiaries or ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability (as defined in Part I of Subtitle E of Title IV of ERISA) or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            P. Authorization; No Violation.

                  (a) The Company has full corporate power and authority necessary to enter into this Note and the Security Documents to carry out the transactions contemplated by the Documents. The Board of Directors of the Company has taken such necessary action to authorize the execution and delivery of this Note and the Security Documents and the consummation of the transactions contemplated thereby. This Note and the Security Documents have been duly executed and delivered by the Company and are legal, valid and binding obligations of the Company enforceable against it in accordance with its terms except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

                  (b) Neither the execution and delivery of any of the Security Documents nor the consummation of the transactions contemplated thereby will violate any provision of the articles or certificate of incorporation or by-laws or other organizational documents of the Company, be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under or result in the termination of, or accelerate the performance required by, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of the Company, any agreement or commitment to which the Company is a party or by which the Company is bound or to which the property of the Company is subject, or violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority applicable to the Company.

      9. Miscellaneous.

            A. Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Payee shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Payee, respectively. The Payee shall not be entitled to assign this Note without the written consent of the Company, which consent shall not be unreasonably withheld.


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

            B. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws or principles thereof. The parties hereto hereby agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this instrument or the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

            C. Waiver of Jury Trial. THE PAYEE AND THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

            D. Expenses and Fees. All fees, costs and expenses of every kind and nature, including but not limited to the reasonable attorneys' fees and legal expenses, incurred by Payee in connection with the collection, administration, or enforcement of its rights under this Note or in defending or prosecuting any actions or proceedings arising out of or related to any amounts due to Payee under this Note shall be borne and paid by the Company upon written demand by the Payee and until paid, shall be added to the amounts due hereunder and bear interest at a rate per annum equal to 18%.

            E. Repricing of Options. No representation or covenant shall be deemed to be breached in the event that the Company effectuates a repricing of any options previously issued pursuant to a stock option plan in accordance with the terms therewith as a result of the receipt by Holder of any Warrant; provided, however, that under no circumstances shall such repricing result in an exercise price less than the Warrant Share Price.

            F. Entire Agreement. This Note (including any schedule referenced herein), the Security Documents and the Letter Agreement set forth the entire agreement of the parties with respect to the subject matter hereof and thereof, superseding and replacing any agreement or understanding that may have existed between the parties prior to the date hereof in respect to such subject matter.

            IN WITNESS WHEREOF, this Note has been executed and delivered on the date first specified above by the duly authorized representative of the Company.

                             ARDENT PHARMACEUTICALS, INC.


                             By:  /s/ Phillip S. Wise
                                  ----------------------------------------------

                                 Name:  Phillip S. Wise
                                 Title: CFO

                             By:  /s/ Christopher Every
                                  ----------------------------------------------
                                 Name:  Christopher Every
                                 Title: President and CEO, Enhance Biotech, Inc.


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